UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 5, 2010

OSI SYSTEMS, INC.

(EXACT NAME OF REGISTRANT SPECIFIED IN CHARTER)

DELAWARE	000-23125	330238801
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(IRS EMPLOYER IDENTIFICATION NO.)

12525 CHADRON AVENUE

HAWTHORNE, CA 90250

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

(310) 978-0516

(REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On March 5, 2010, OSI Systems, Inc. (the “Company”) changed its state of incorporation from California to Delaware. This reincorporation was effectuated by merging the Company with and into a wholly owned Delaware subsidiary established for such purpose, following approval by the requisite vote of shareholders at the Company’s Annual Meeting of Shareholders on March 5, 2010. OSI Systems, Inc., a Delaware corporation (“OSI Delaware”), is deemed to be the successor issuer of OSI Systems, Inc., a California corporation (“OSI California”), under Rule 12g-3 of the Securities Exchange Act of 1934, as amended. A copy of the merger agreement related to the reincorporation is attached hereto as Exhibit 2.1.

The reincorporation of the Company does not result in any change in the name, business, management, fiscal year, accounting, location of the principal executive offices, assets or liabilities of the Company. Furthermore, the Company’s common stock will continue to trade on the NASDAQ Global Market under the ticker symbol “OSIS.” Stockholders are not required to undertake any exchange of the Company’s shares in connection with the reincorporation, as shares in the California company are deemed to represent an equal number of shares in the Delaware company.

As of March 5, 2010, the effective date of the reincorporation, the rights of the Company’s stockholders began to be governed by the Delaware General Corporation Law and the Certificate of Incorporation and Bylaws attached hereto as Exhibits 3.1 and 3.2.

Additional information about the reincorporation and a comparison of the rights of stockholders of OSI California and OSI Delaware can be found in the Company’s proxy statement, filed with the Securities and Exchange Commission on February 5, 2010.

Item 1.02	Termination of a Material Agreement

In connection with the change of the Company’s domicile from California to Delaware, the Company’s Board of Directors resolved to terminate the Rights Agreement originally dated July 31, 2000, by and between the Company and StockTrans, Inc., as amended (the “Rights Agreement”), effective upon the effectiveness of the reincorporation. On March 5, 2010, the Company entered into an amendment to the Rights Agreement, which is attached hereto as Exhibit 4.2, to accelerate the Final Expiration Date (as defined in the Rights Agreement) from July 31, 2018, to March 5, 2010. As a result of the amendment, the Rights (as defined in the Rights Agreement) expired and the Rights Agreement terminated on March 5, 2010.

Item 3.03	Material Modification to Rights of Security Holders

Please see the disclosures set forth under Items 1.01 and 1.02, which are incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Please see the disclosure set forth under Item 1.01, which is incorporated by reference into this Item 5.03. The Company’s Certificate of Incorporation and Bylaws effective as of March 5, 2010 are attached hereto as Exhibits 3.1 and 3.2.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting of Shareholders on March 5, 2010. The results of the proposals voted on by our shareholders at the Annual Meeting were as follows:

1. Election of Directors

Name	For	Withheld	Broker Non-votes

Deepak Chopra	11,972,247	601,594	3,699,445

Ajay Mehra	12,114,506	495,335	3,699,445

Steven C. Good	12,071,866	501,975	3,699,445

Meyer Luskin	12,067,868	505,973	3,699,445

Leslie E. Bider	11,030,520	1,543,321	3,699,445

David T. Feinberg	12,474,926	98,915	3,699,445

The six nominees who received the highest number of votes (all of the above individuals) were elected to the Board of Directors and will serve as directors until our next annual meeting and until their successor is elected and qualified.

2. Ratification of the appointment of Moss Adams LLP as our independent registered public accounting firm for the fiscal year ending June 30, 2010.

For	Against	Abstentions	Broker Non-votes
16,149,572	50,878	72,836	—

The proposal was approved.

3. Approval of the reincorporation of the Company from California to Delaware.

For	Against	Abstentions	Broker Non-votes
12,245,431	276,826	51,583	3,699,446

The proposal was approved.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit 2.1	Agreement and Plan of Merger dated March 5, 2010 by and between OSI Systems, Inc., a Delaware corporation, and OSI Systems, Inc., a California corporation

Exhibit 3.1	Certificate of Incorporation of OSI Systems, Inc.

Exhibit 3.2	Bylaws of OSI Systems, Inc.

Exhibit 3.3	Certificate of Merger of OSI Systems, Inc., a California corporation, with and into OSI Systems, Inc., a Delaware corporation

Exhibit 4.1	Form of Common Stock Certificate

Exhibit 4.2	Amendment No. 3 to Rights Agreement, dated as of March 5, 2010, by and between OSI Systems, Inc. and StockTrans, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OSI SYSTEMS, INC.
Date: March 8, 2010

	By:	/S/ VICTOR SZE
Victor Sze
Executive Vice President,
Secretary, and General Counsel

EXHIBIT INDEX

Exhibit Number	Description

Exhibit 2.1	Agreement and Plan of Merger dated March 5, 2010 by and between OSI Systems, Inc., a Delaware corporation, and OSI Systems, Inc., a California corporation

Exhibit 3.1	Certificate of Incorporation of OSI Systems, Inc.

Exhibit 3.2	Bylaws of OSI Systems, Inc.

Exhibit 3.3	Certificate of Merger of OSI Systems, Inc., a California corporation, with and into OSI Systems, Inc., a Delaware corporation

Exhibit 4.1	Form of Common Stock Certificate

Exhibit 4.2	Amendment No. 3 to Rights Agreement, dated as of March 5, 2010, by and between OSI Systems, Inc. and StockTrans, Inc.